***Certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed***

AMENDMENT NO. 2 TO REVIVE AND AMEND THE DEVELOPMENT COLLABORATION AGREEMENT
This AMENDMENT NO. 2 TO REVIVE AND AMEND THE DEVELOPMENT AND COLLABORATION AGREEMENT (“Amendment”) is entered into by Verily Life Sciences LLC whose principal place of business is at 269 East Grand Avenue, South San Francisco, California 94080 USA (“VLS”), Verily Ireland Limited, organized under the laws of Ireland and having a principal place of business at 70 Sir John Rogerson’s Quay, Dublin 2, Ireland (“VIL,” and together with VLS, “Verily”), and iRhythm Technologies, Inc., organized under the laws of Delaware and having a principal place of business at 699 8th Street, Suite 600, San Francisco, CA 94103 (“IRTC”).

This Amendment is effective from the date of last signature below (“Amendment Effective Date”).

INTRODUCTION

(A)    IRTC and Verily are parties to that certain Development Collaboration Agreement with an effective date of September 3, 2019, amended by Amendment No.1 to Development Collaboration Agreement dated April 26, 2021 (the “Agreement”) which has recently expired, and which the Parties now wish to revive.

(B)    In addition to reviving the Agreement, the parties wish to amend the Agreement to (i) reflect the Parties’ intent to [***], (ii) extend the Term to allow for [***], and (iii) define Verily’s support for the [***] validation of the [***].

AGREED TERMS

1.Definitions. Capitalized terms used but not defined in this Amendment have the meanings given to them in the Agreement.

2.Amendments. From the Amendment Effective Date, the Agreement is amended as follows:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.The Agreement is hereby revived as of the Amendment Effective Date pursuant to the same terms and conditions except as otherwise stated herein.

2.Section 10.1 of the Agreement is hereby deleted and replaced with the following: “10.1 Term. This Agreement will commence on the Effective Date and, unless terminated earlier in accordance with this Section 10 (Term and Termination), will remain in full force and effect until the date that is [***].

3.The Parties agree that activities undertaken under the Agreement prior to the Amendment Effective Date are governed by the terms of the Agreement.

4.Section 4.4(c) of the Agreement is amended to add the following sentence to the end of Section 4.4(c):

Verily will [***].

5.    Milestone 6 in Table 5.2 of the Agreement shall be deleted and replaced with the following: [***]

6.     The Parties agree that Verily will provide [***].

7.     The Parties agree that Milestone 4 has been achieved. Therefore, Section 10.5 of the Agreement is deleted and replaced with the following:

Termination for Failure to initiate [***]. Either Party will have the right to terminate this Agreement if [***] is not achieved within [***] of the Amendment Effective Date.

8.     At the JSC’s option, Verily will provide [***].

***Certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed***
3.General

3.1.The Agreement remains in full force and effect except as modified by this Amendment, and the Milestone Payments already achieved or paid under the Agreement are non-refundable and will not be impacted by this Amendment. If the Agreement and this Amendment conflict, this Amendment governs to the extent of the conflict.

3.2.The Agreement’s governing law and dispute resolution provisions also apply to this Amendment.

***Certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed***
Signed by the parties’ authorized representatives on the dates below.

VERILY LIFE SCIENCES LLC	iRHYTHM TECHNOLOGIES, INC.
By: /s/ Andrew Conrad	By: /s/ Quentin Blackford
Name: Andrew Conrad	Name: Quentin Blackford
Title: Chief Executive Officer	Title: CEO
Date: 1/24/2022	Date: 1/7/2022

VERILY IRELAND LIMITED
By: /s/ Liz Cunningham
Name: Liz Cunningham
Title: director
Date: 1/24/2022

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